SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 3, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


         Colorado                     0-30503                  76-0635938
  (State or other jurisdiction  (Commission File Number)     IRS Employer
     of incorporation)                                  (IRS Employer ID Number)

               3600 Gessner, Suite 220, Houston, Texas     77063
            (Address of principal executive offices)     (Zip Code)
            ----------------------------------------

Registrant's telephone number, including area code   (281) 710-7103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act   (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On September 3, 2010, AvStar Aviation Group, Inc. ("Registrant") expanded its Board of Directors from four to five members. Stephen Wood (age 41) was elected to Registrant's Board of Directors to fill the newly created vacancy. Mr. Wood will also serve as Registrant's Chief Technology Officer.

     For over the past five years, Mr. Wood has acted as an entrepreneur. In addition to his work on behalf of Registrant, Mr. Wood will continue to hold positions in three corporations, AmeriMovers Group, Inc. (CEO), Local Media Group, Inc. (CEO), and AmeriBusiness Products, Inc. (CFO/COO). In 2001 he launched his first Internet site, AmeriMovers, of more than 150 presently owned. Shortly thereafter AmeriMovers developed the first movers bidding tool in the world. During 2006 Local Media Group was formed to become the marketing arm for AmeriMovers and other Internet ventures. While continuing to make acquisitions for the AmeriMovers Brand, Mr. Wood established AmeriBusiness Products in 2007. AmeriBusiness Products, formerly known as AmeriBusiness Forms, holds a large buyers group contract with more than 20,000 members and clients within major industries. As CTO of Registrant, Mr. Wood plans to incorporate technology into Registrant's current business model, streamlining it and expanding it into Registrant's future acquisitions.

     Initially, Mr. Wood is not expected to receive any remuneration for his service as a director and an officer. As his responsibilities increase and funds become available therefor, Registrant expects that it will start to pay to Mr. Wood remuneration commensurate with his position, consistent with any restrictions imposed by the investors providing additional funds.

     The Registrant's Board of Directors has not established any standing committees, including an Audit Committee, Compensation Committee or a Nominating Committee. The Board of Directors as a whole undertakes the functions of those committees. The Board of Directors may establish one or more of these committees whenever it believes that doing so would benefit the Registrant.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AVSTAR AVIATION GROUP, INC.


Date:  September 13, 2010              /s/     Clayton I. Gamber
                                       ---     -----------------
                                       Clayton I. Gamber,
                                       Chief Executive Officer & President